May 20, 2016

POPLAR FOREST PARTNERS FUND

Class A	PFPFX
Institutional Class	IPFPX

POPLAR FOREST OUTLIERS FUND

Class A	PFOFX
Institutional Class	IPFOX

POPLAR FOREST CORNERSTONE FUND

Class A	PFCFX
Institutional Class	IPFCX

Series of Advisors Series Trust

Supplement to the Prospectus dated January 28, 2016

Effective immediately, the “Automatic Investment Plan” sub-section on page 30 of the Prospectus is revised as follows:

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Class A or Institutional Class shares at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network.  Upon receipt of the withdrawn funds, a Fund automatically invests its money in additional shares of the Fund at the next calculated NAV per share plus any applicable sales charge.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1‑877‑522‑8860 for additional information.  Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five business days prior to the automatic investment date.

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Please retain this Supplement with the Prospectus.